UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2014
MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, Pennsylvania	16066-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (this "Report") of MSA Safety Incorporated. (the "Company") is being filed to update the Company's previous disclosure contained in a Form 8-K filed on November 24, 2014, regarding the engagement of Ernst & Young LLP ("EY") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2015.

Item 4.01	Change in Registrant’s Certifying Accountant

PricewaterhouseCoopers LLP (“PwC”) served as the Company's independent registered public accounting firm until PwC issued its report on the Company's consolidated financial statements as of and for the year ended December 31, 2014, and on the effectiveness of internal control over financial reporting as of December 31, 2014. On February 25, 2015, PwC issued such reports.
PwC's audit reports on the Company's consolidated financial statements for each of the three most recent fiscal years ended December 31, 2014, 2013 and 2012 did not contain any adverse opinions or disclaimers of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of PwC on the effectiveness of internal control over financial reporting as of December 31, 2014, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.
During the years ended December 31, 2014, 2013, and 2012 respectively, and the subsequent interim period through February 25, 2015, there were (i) no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided PwC with a copy of the disclosures it is making in this Report prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC's letter, dated February 26, 2015, is attached hereto as Exhibit 16.1.
During the fiscal years ended December 31, 2014, 2013, and 2012 respectively, and the subsequent interim period through February 25, 2015, neither the Company nor anyone acting on its behalf has consulted with EY on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter of PricewaterhouseCoopers LLP, dated February 26, 2015, regarding change in independent registered public accounting firm.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By:	/s/ Douglas K. McClaine
Douglas K. McClaine
Vice President, General Counsel and Secretary

Date: February 26, 2015